Prospectus Supplement	October 31, 2012

PUTNAM VT GEORGE PUTNAM BALANCED FUND Prospectuses dated April 30, 2012

The sub-section Portfolio managers in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT George Putnam Balanced Fund in the sub-section Portfolio managers in the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio manager is now David Calabro.

Additional information regarding Mr. Calabro, including his business experience during the past five years, is set forth in the prospectuses.

HV-6498

277763-10/12

Prospectus Supplement	October 30, 2012

Putnam VT Global Health Care Fund Prospectuses dated April 30, 2012

The sub-section Portfolio managers in the section Fund summary or Fund summaries and the table containing biographical information of the portfolio managers of Putnam VT Global Health Care Fund in the sub-section Portfolio managers in the section Who oversees and manages the funds? or Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now Kelsey Chen and Isabel Buccellati.

Ms. Buccellati, who joined the fund in September 2012, has been employed by Putnam Management as an Analyst since 2012. From 2002 through 2012, she was employed by Alliance Growth Equities, a unit of AllianceBernstein Ltd. as a Vice President, Global Ex US Sector Head Health Care.

Additional information regarding the other manager, including her business experience during the last five years, is set forth in the prospectuses.

HV-6500

278083 10/12